SBC Moves to Segment Reporting


In line with Statement of Financial Accounting Standards No. 131
(FAS 131), SBC will disclose 1998 fourth-quarter and year-end financial results using segment reporting guidelines. This Investor Briefing defines SBC's segment structure and provides historical financial results including SNET on a segment basis.

The goal of FAS 131 is to help shareowners and others better analyze the financial performance of a public company's different businesses or operating segments. As a result, FAS 131 requires companies to report financial performance based on:

o     How management organizes its operating segments
o     How management internally evaluates segment financial performance


Summary of Segment Reporting's Impact:

SBC will report results for four operating segments - Wireline, Wireless, Directory and Other - in accordance with FAS 131. SBC will also have non-operating segment amounts that reconcile operating segment results to consolidated SBC results.

As in the past, SBC's Investor Briefings will contain consolidated income statements with both reported and normalized results down to net income.

However, SBC's Investor Briefings will now provide segment income statements that end at income before income taxes and that have been adjusted for normalizing items.1

Other effects of segment reporting include the following changes to SBC's quarterly Investor Briefings:

o No separate results or discussion will be provided for Southwestern Bell and Pacific Bell.
o Reported results including special items will be available only for consolidated SBC.
o Wireless and Directory operations will be discussed in greater detail than before.



1 Because SBC manages its segments based on normalized income before income taxes, this approach for presenting segment results follows FAS 131 requirements which state that disclosures should mirror how management looks at financial performance in order to make operating decisions.


The following financial schedules are intended to assist shareowners and analysts in modeling SBC by providing historical financial and operational results on a segment basis. The financial schedules include other restatements for all periods as highlighted below.

Other Changes Included in Financial Statements:

o     Results reflect the Southern New England Telecommunications
      (SNET) merger as a pooling of interests and include conforming accounting changes related to pension and postretirement benefits at SNET.
o Reclassification of all Cost of Services and Products expenses and Selling, General and Administrative expenses to Operations and Support expenses.
o Reclassification of voice messaging revenues from Other Revenues to Local Service.
o Reclassification of amounts collected for gross receipt taxes from Local Service revenue to Operations and Support expense to net with gross receipt remittances.
o Reclassification of federal USF payments from Operations and Support expense to Network Access revenue to net all USF activity.
o Reclassification of Wireless Local Service revenue and wireless-related Long Distance revenue to Wireless Subscriber revenue on SBC consolidated income statements.

Segment Definitions

------------------------------------------------------------------------------
Wireline Segment:

Provides landline telecommunications services          Revenue Line
including:
------------------------------------------------------------------------------

o     Exchange access lines
o     Vertical services including voice messaging
o     Local data transport services including          Local Service
      Asymmetrical Digital Subscriber Line (ADSL)
o     Resold lines

------------------------------------------------------------------------------

o     Usage-based switched access
o     Dedicated transport for special access
o     Access-line related charges, e.g., Subscriber    Network Access
      Line Charges (SLC), Presubscribed Interexchange
      Carrier Charges (PICC)
o Net Federal Universal Service Fund (USF) activity

------------------------------------------------------------------------------

o     Intralata toll traffic
o Interlata long distance voice and data services Long Distance Service provided to Connecticut customers

------------------------------------------------------------------------------

o     Consumer customer premise equipment
o     Business systems
o     Network integration
o     Internet access                                  Other
o     Inside wire maintenance contracts
o     Billing and collection agreements
o     Enhanced consumer white-page listings

------------------------------------------------------------------------------


------------------------------------------------------------------------------
Wireless Segment

Provides domestic wireless services including:        Revenue Line
------------------------------------------------------------------------------

o     Cellular and PCS local, long distance and       Subscriber Revenues
      roaming services

------------------------------------------------------------------------------

o     Cellular and PCS handsets                       Other Revenues
o Interconnection revenues for terminating traffic

------------------------------------------------------------------------------

-----------------------------------------------------------------------------
Directory Segment

Performs directory-related functions including:       Revenue Line
------------------------------------------------------------------------------

o     Selling and publishing yellow-pages advertising
o     Publishing white-pages directories
o     Selling enhanced business white-pages listings  Operating Revenues
o Providing non-directory-related advertising, e.g., Internet services, coupon design, production and distribution

------------------------------------------------------------------------------


------------------------------------------------------------------------------
Other Segment

Includes:                                             Income Statement Line
------------------------------------------------------------------------------

o     International Operations                        Various lines
                                                      including Equity in
                                                      Net Income of
                                                      Affiliates

------------------------------------------------------------------------------

o     Other domestic operations                       Other Revenue and
                                                      various expense lines

------------------------------------------------------------------------------


------------------------------------------------------------------------------
Reconciling Items

Reconcile operating segment results to consolidated
SBC results.  Include:                                Income Statement Line
------------------------------------------------------------------------------

o     Corporate activities
o     Intersegment eliminations                       All
o     All other adjustments

------------------------------------------------------------------------------

SBC Communications Inc.
--------------------------------------------------------------------------------
Consolidated Statements of Income (Unaudited)
(Dollars in Millions, Except per Share Amounts)
--------------------------------------------------------------------------------
                                                                         Nine
                                           Three Months Ended           Months
                                      ----------------------------       Ended
                                      3/31/98   6/30/98  9/30/98       9/30/98
------------------------------------------------------------------     ---------
Operating Revenues
  Landline local service              $ 2,682  $  2,777  $ 2,832       $ 8,291
  Wireless subscriber                     867       955      975         2,797
  Network access                        1,603     1,644    1,614         4,861
  Long-distance service                   590       593      608         1,791
  Directory advertising                   550       436      503         1,489
  Other                                   563       625      684         1,872
------------------------------------------------------------------     ---------
    Total Operating Revenues            6,855     7,030    7,216        21,101
------------------------------------------------------------------     ---------
Operating Expenses
  Operations and support                3,879     3,978    4,072        11,929
------------------------------------------------------------------     ---------
     EBITDA *                           2,976     3,052    3,144         9,172
------------------------------------------------------------------     ---------
  Depreciation and amortization         1,201     1,235    1,241         3,677
------------------------------------------------------------------     ---------
    Total Operating Expenses            5,080     5,213    5,313        15,606
------------------------------------------------------------------     ---------
Operating Income                        1,775     1,817    1,903         5,495
------------------------------------------------------------------     ---------
Interest Expense                          256       260      244           760
------------------------------------------------------------------     ---------
Equity in Net Income of Affiliates         53        73       55           181
------------------------------------------------------------------     ---------
Other Income (Expense) - Net              (39)      (39)     287           209
------------------------------------------------------------------     ---------
Income Before Income Taxes and
Cumulative Effect of Accounting Change  1,533     1,591    2,001         5,125
------------------------------------------------------------------     ---------
Income Taxes                              563       571      739         1,873
------------------------------------------------------------------     ---------
Income Before Cumulative Effect of
  Accounting Change                       970     1,020    1,262         3,252
------------------------------------------------------------------     ---------
Cumulative Effect of Accounting
  Change, net of tax                       15         -        -            15
------------------------------------------------------------------     ---------
Net Income                             $  985   $ 1,020  $ 1,262       $ 3,267
==================================================================     =========
Basic Earnings Per Share:
Income Before Cumulative
  Effect of Accounting Change          $ 0.49   $  0.52  $  0.65       $  1.66
Net Income                             $ 0.50   $  0.52  $  0.65       $  1.67

Diluted Earnings Per Share:
Income Before Cumulative
  Effect of Accounting Change          $ 0.49   $  0.51  $  0.64       $  1.64
Net Income                             $ 0.50   $  0.51  $  0.64       $  1.65
----------------------------------------------------------------       ---------
*EBITDA = Earnings Before Interest, Taxes, Depreciation and Amortization.

SBC Communications Inc.
--------------------------------------------------------------------------------
Consolidated Statements of Income (Unaudited)
(Dollars in Millions, Except per Share Amounts)
--------------------------------------------------------------------------------
                                       Three Months Ended                Year
                                ----------------------------------      Ended
                                 3/31/97 6/30/97 9/30/97 12/31/97     12/31/97
------------------------------------------------------------------     ---------
Operating Revenues
  Landline local service         $ 2,460 $ 2,560 $ 2,635 $ 2,679      $ 10,334
  Wireless subscriber                761     839     881     891         3,372
  Network access                   1,590   1,461   1,579   1,585         6,215
  Long-distance service              603     590     599     560         2,352
  Directory advertising              512     414     546     808         2,280
  Other                              479     508     550     591         2,128
------------------------------------------------------------------     ---------
    Total Operating Revenues       6,405   6,372   6,790   7,114        26,681
------------------------------------------------------------------     ---------
Operating Expenses
  Operations and support           3,560   5,463   4,036   4,743        17,802
------------------------------------------------------------------     ---------
     EBITDA *                      2,845     909   2,754   2,371         8,879
------------------------------------------------------------------     ---------
  Depreciation and amortization    1,160   1,740   1,181   1,220         5,301
------------------------------------------------------------------     ---------
    Total Operating Expenses       4,720   7,203   5,217   5,963        23,103
------------------------------------------------------------------     ---------
Operating Income (Loss)            1,685    (831)  1,573   1,151         3,578
------------------------------------------------------------------     ---------
Interest Expense                     237     268     262     276         1,043
------------------------------------------------------------------     ---------
Equity in Net Income of Affiliates    27      54      62      58           201
------------------------------------------------------------------     ---------
Other Income (Expense) - Net         (20)    (60)    (23)     25           (78)
------------------------------------------------------------------     ---------
Income (Loss) Before Income Taxes  1,455  (1,105)  1,350     958         2,658
------------------------------------------------------------------     ---------
Income Taxes                         554    (369)    483     316           984
------------------------------------------------------------------     ---------
Net Income (Loss)                 $  901 $  (736) $  867  $  642       $ 1,674
==================================================================     =========
Basic Earnings (Loss) Per Share   $ 0.46 $ (0.38) $ 0.45  $ 0.33       $  0.86
Diluted Earnings (Loss) Per Share $ 0.46 $ (0.38) $ 0.44  $ 0.33       $  0.85
------------------------------------------------------------------     ---------
*EBITDA = Earnings Before Interest, Taxes, Depreciation and Amortization.

SBC Communications Inc.
--------------------------------------------------------------------------------
Consolidated Statements of Income - Normalized (Unaudited)
(Dollars in Millions, Except per Share Amounts)
--------------------------------------------------------------------------------
                                                                        Nine
                                          Three Months Ended           Months
                                      ---------------------------       Ended
                                       3/31/98  6/30/98  9/30/98       9/30/98
-----------------------------------------------------------------     ----------
Operating Revenues
  Landline local service              $  2,682 $  2,777 $  2,832      $  8,291
  Wireless subscriber                      867      955      975         2,797
  Network access                         1,603    1,644    1,614         4,861
  Long-distance service                    590      593      608         1,791
  Directory advertising                    550      436      503         1,489
  Other                                    563      625      684         1,872
-----------------------------------------------------------------     ----------
    Total Operating Revenues             6,855    7,030    7,216        21,101
-----------------------------------------------------------------     ----------
Operating Expenses
  Operations and support                 3,879    3,978    4,072        11,929
-----------------------------------------------------------------     ----------
     EBITDA *                            2,976    3,052    3,144         9,172
-----------------------------------------------------------------     ----------
  Depreciation and amortization          1,201    1,235    1,241         3,677
-----------------------------------------------------------------     ----------
    Total Operating Expenses             5,080    5,213    5,313        15,606
-----------------------------------------------------------------     ----------
Operating Income                         1,775    1,817    1,903         5,495
-----------------------------------------------------------------     ----------
Interest Expense                           256      260      244           760
-----------------------------------------------------------------     ----------
Equity in Net Income of Affiliates          53       73       55           181
-----------------------------------------------------------------     ----------
Other Income (Expense) - Net               (39)     (39)     (71)         (149)
-----------------------------------------------------------------     ----------
Income Before Income Taxes and
Cumulative Effect of Accounting Change   1,533    1,591    1,643         4,767
-----------------------------------------------------------------     ----------
Income Taxes                               563      571      600         1,734
-----------------------------------------------------------------     ----------
Income Before Cumulative Effect of
  Accounting Change                        970    1,020    1,043         3,033
-----------------------------------------------------------------     ----------
Cumulative Effect of Accounting
  Change, net of tax                        15        -        -            15
-----------------------------------------------------------------     ----------
Net Income                              $  985 $  1,020 $  1,043      $  3,048
=================================================================     ==========
Basic Earnings Per Share:
Income Before Cumulative
  Effect of Accounting Change           $ 0.49  $  0.52  $  0.53       $  1.55
Net Income                              $ 0.50  $  0.52  $  0.53       $  1.56

Diluted Earnings Per Share:
Income Before Cumulative
  Effect of Accounting Change           $ 0.49  $  0.51  $  0.53       $  1.53
Net Income                              $ 0.50  $  0.51  $  0.53       $  1.54
-----------------------------------------------------------------     ----------
*EBITDA = Earnings Before Interest, Taxes, Depreciation and Amortization.

SBC Communications Inc.
--------------------------------------------------------------------------------
Consolidated Statements of Income - Normalized (Unaudited)
(Dollars in Millions, Except per Share Amounts)
--------------------------------------------------------------------------------
                                   Three Months Ended                   Year
                                 -----------------------------------    Ended
                                3/31/97  6/30/97  9/30/97 12/31/97    12/31/97
-------------------------------------------------------------------   ----------
Operating Revenues
  Landline local service        $ 2,460  $ 2,574  $ 2,635  $ 2,679    $ 10,348
  Wireless subscriber               761      839      881      891       3,372
  Network access                  1,590    1,615    1,579    1,585       6,369
  Long-distance service             603      592      599      560       2,354
  Directory advertising             512      414      546      808       2,280
  Other                             479      526      550      591       2,146
-------------------------------------------------------------------   ----------
    Total Operating Revenues      6,405    6,560    6,790    7,114      26,869
-------------------------------------------------------------------   ----------
Operating Expenses
  Operations and support          3,712    3,850    4,019    4,275      15,856
-------------------------------------------------------------------   ----------
     EBITDA *                     2,693    2,710    2,771    2,839      11,013
-------------------------------------------------------------------   ----------
  Depreciation and amortization   1,160    1,147    1,181    1,209       4,697
-------------------------------------------------------------------   ----------
    Total Operating Expenses      4,872    4,997    5,200    5,484      20,553
-------------------------------------------------------------------   ----------
Operating Income                  1,533    1,563    1,590    1,630       6,316
-------------------------------------------------------------------   ----------
Interest Expense                    237      241      262      276       1,016
-------------------------------------------------------------------   ----------
Equity in Net Income of Affiliates   27       54       62       58         201
-------------------------------------------------------------------   ----------
Other Income (Expense) - Net        (20)     (34)     (23)     (23)       (100)
-------------------------------------------------------------------   ----------
Income Before Income Taxes        1,303    1,342    1,367    1,389       5,401
-------------------------------------------------------------------   ----------
Income Taxes                        492      483      490      486       1,951
-------------------------------------------------------------------   ----------
Net Income                       $  811   $  859   $  877   $  903    $  3,450
===================================================================   ==========
Basic Earnings Per Share         $ 0.42   $ 0.44   $ 0.45   $ 0.46      $ 1.77
Diluted Earnings Per Share       $ 0.42   $ 0.44   $ 0.45   $ 0.46      $ 1.76
-------------------------------------------------------------------   ----------
*EBITDA = Earnings Before Interest, Taxes, Depreciation and Amortization.

SBC Communications Inc.
--------------------------------------------------------------------------------
Consolidated Statements of Income - Normalized Wireline (Unaudited)
(Dollars in Millions)
--------------------------------------------------------------------------------
                                                                         Nine
                                  Three Months Ended                    Months
                             ----------------------------               Ended
                               3/31/98  6/30/98  9/30/98               9/30/98
---------------------------------------------------------             ----------
Operating Revenues
  Local service                $ 2,707  $ 2,801  $ 2,829               $ 8,337
  Network access                 1,603    1,644    1,622                 4,869
  Long-distance service            589      592      608                 1,789
  Other                            471      486      609                 1,566
---------------------------------------------------------             ----------
    Total Operating Revenues     5,370    5,523    5,668                16,561
---------------------------------------------------------             ----------
Operating Expenses
  Operations and support         3,026    3,057    3,163                 9,246
---------------------------------------------------------             ----------
EBITDA *                         2,344    2,466    2,505                 7,315
---------------------------------------------------------             ----------
  Depreciation and amortization  1,029    1,055    1,078                 3,162
---------------------------------------------------------             ----------
    Total Operating Expenses     4,055    4,112    4,241                12,408
---------------------------------------------------------             ----------
Operating Income                 1,315    1,411    1,427                 4,153
---------------------------------------------------------             ----------
Interest Expense                   209      218      215                   642
---------------------------------------------------------             ----------
Equity in Net Income of Affiliates   -        -        -                     -
---------------------------------------------------------             ----------
Other Income (Expense) - Net       (13)       4       (1)                  (10)
---------------------------------------------------------             ----------
Income Before Income Taxes     $ 1,093  $ 1,197  $ 1,211               $ 3,501
=========================================================             ==========

                                        Three Months Ended               Year
                               -----------------------------------      Ended
                               3/31/97  6/30/97  9/30/97 12/31/97     12/31/97
------------------------------------------------------------------    ----------
Operating Revenues
  Local service                $ 2,483  $ 2,597  $ 2,659  $ 2,695     $ 10,434
  Network access                 1,593    1,614    1,583    1,588        6,378
  Long-distance service            603      591      598      559        2,351
  Other                            395      426      455      487        1,763
------------------------------------------------------------------    ----------
    Total Operating Revenues     5,074    5,228    5,295    5,329       20,926
------------------------------------------------------------------    ----------
Operating Expenses
  Operations and support         2,910    3,004    3,087    3,290       12,291
------------------------------------------------------------------    ----------
EBITDA *                         2,164    2,224    2,208    2,039        8,635
------------------------------------------------------------------    ----------
  Depreciation and amortization  1,025    1,006    1,017    1,047        4,095
------------------------------------------------------------------    ----------
    Total Operating Expenses     3,935    4,010    4,104    4,337       16,386
------------------------------------------------------------------    ----------
Operating Income                 1,139    1,218    1,191      992        4,540
------------------------------------------------------------------    ----------
Interest Expense                   201      197      217      222          837
------------------------------------------------------------------    ----------
Equity in Net Income of Affiliates  (2)      (3)       -        -           (5)
------------------------------------------------------------------    ----------
Other Income (Expense) - Net         2       (1)      34        3           38
------------------------------------------------------------------    ----------
Income Before Income Taxes      $  938  $ 1,017  $ 1,008  $   773     $  3,736
==================================================================    ==========
* EBITDA = Earnings Before Interest, Taxes, Depreciation and Amortization.

SBC Communications Inc.
--------------------------------------------------------------------------------
Consolidated Statements of Income - Normalized Wireless (Unaudited)
(Dollars in Millions)
--------------------------------------------------------------------------------
                                                                         Nine
                                    Three Months Ended                  Months
                               ----------------------------              Ended
                                3/31/98  6/30/98  9/30/98              9/30/98
-----------------------------------------------------------            ---------
Operating Revenues
  Subscriber Revenues            $  867   $  956   $  974             $  2,797
  Other                              80       90       98                  268
-----------------------------------------------------------            ---------
    Total Operating Revenues        947    1,046    1,072                3,065
-----------------------------------------------------------            ---------
Operating Expenses
  Operations and support            634      676      682                1,992
-----------------------------------------------------------            ---------
EBITDA *                            313      370      390                1,073
-----------------------------------------------------------            ---------
  Depreciation and amortization     139      146      146                  431
-----------------------------------------------------------            ---------
    Total Operating Expenses        773      822      828                2,423
-----------------------------------------------------------            ---------
Operating Income                    174      224      244                  642
-----------------------------------------------------------            ---------
Interest Expense                     45       45       45                  135
-----------------------------------------------------------            ---------
Equity in Net Income of Affiliates    2        8        9                   19
-----------------------------------------------------------            ---------
Other Income (Expense) - Net        (36)     (39)     (59)                (134)
-----------------------------------------------------------            ---------
Income Before Income Taxes        $  95   $  148   $  149               $  392
===========================================================            =========

                                        Three Months Ended                 Year
                               -------------------------------------      Ended
                                3/31/97  6/30/97  9/30/97 12/31/97     12/31/97
--------------------------------------------------------------------    --------
Operating Revenues
  Subscriber Revenues            $  761   $  839   $  881   $  891    $  3,372
  Other                              64       76       89       96         325
--------------------------------------------------------------------    --------
      Total Operating Revenues      825      915      970      987       3,697
--------------------------------------------------------------------    --------
Operating Expenses
  Operations and support            527      617      697      769       2,610
--------------------------------------------------------------------    --------
EBITDA *                            298      298      273      218       1,087
--------------------------------------------------------------------    --------
  Depreciation and amortization     107      112      137      135         491
--------------------------------------------------------------------    --------
    Total Operating Expenses        634      729      834      904       3,101
--------------------------------------------------------------------    --------
Operating Income                    191      186      136       83         596
--------------------------------------------------------------------    --------
Interest Expense                     30       32       45       45         152
--------------------------------------------------------------------    --------
Equity in Net Income of Affiliates    6        4        4       (5)          9
--------------------------------------------------------------------    --------
Other Income (Expense) - Net        (21)     (32)     (19)     (26)        (98)
--------------------------------------------------------------------    --------
Income Before Income Taxes       $  146   $  126    $  76     $  7      $  355
====================================================================    ========
* EBITDA = Earnings Before Interest, Taxes, Depreciation and Amortization.

SBC Communications Inc.
--------------------------------------------------------------------------------
Consolidated Statements of Income - Normalized Directory (Unaudited)
(Dollars in Millions)
--------------------------------------------------------------------------------
                                                                         Nine
                                Three Months Ended                      Months
                           ------------------------------                Ended
                              3/31/98  6/30/98  9/30/98                9/30/98
---------------------------------------------------------             ----------
Operating Revenues             $  554   $  441   $  474                $ 1,469
---------------------------------------------------------             ----------
Operating Expenses
  Operations and support          298      264      255                    817
---------------------------------------------------------             ----------
EBITDA *                          256      177      219                    652
---------------------------------------------------------             ----------
  Depreciation and amortization     9        8        7                     24
---------------------------------------------------------             ----------
    Total Operating Expenses      307      272      262                    841
---------------------------------------------------------             ----------
Operating Income                  247      169      212                    628
---------------------------------------------------------             ----------
Interest Expense                    3        3        2                      8
---------------------------------------------------------             ----------
Other Income (Expense) - Net        3        -        2                      5
---------------------------------------------------------             ----------
Income Before Income Taxes     $  247   $  166   $  212                 $  625
=========================================================             ==========

                                    Three Months Ended                  Year
                          ----------------------------------------     Ended
                              3/31/97  6/30/97  9/30/97  12/31/97     12/31/97
------------------------------------------------------------------    ----------
Operating Revenues             $  522   $  419   $  531    $  814     $  2,286
------------------------------------------------------------------    ----------
Operating Expenses
  Operations and support          293      266      303       368        1,230
------------------------------------------------------------------    ----------
EBITDA *                          229      153      228       446        1,056
------------------------------------------------------------------    ----------
  Depreciation and amortization     7        7        7         7           28
------------------------------------------------------------------    ----------
    Total Operating Expenses      300      273      310       375        1,258
------------------------------------------------------------------    ----------
Operating Income                  222      146      221       439        1,028
------------------------------------------------------------------    ----------
Interest Expense                    2        1        -         1            4
------------------------------------------------------------------    ----------
Other Income (Expense) - Net        4        3        6         6           19
------------------------------------------------------------------    ----------
Income Before Income Taxes     $  224   $  148   $  227    $  444      $ 1,043
==================================================================    ==========
* EBITDA = Earnings Before Interest, Taxes, Depreciation and Amortization.

SBC Communications Inc.
--------------------------------------------------------------------------------
Consolidated Statements of Income - Normalized Other (Unaudited)
(Dollars in Millions)
--------------------------------------------------------------------------------
                                                                         Nine
                                   Three Months Ended                   Months
                              ----------------------------               Ended
                                3/31/98  6/30/98  9/30/98              9/30/98
----------------------------------------------------------             ---------
Operating Revenues                $  18    $  21   $  24                 $  63
----------------------------------------------------------             ---------
Operating Expenses                   24       27      30                    81
----------------------------------------------------------             ---------
Operating Loss                       (6)      (6)     (6)                  (18)
----------------------------------------------------------             ---------
Interest Expense                      7        9      11                    27
----------------------------------------------------------             ---------
Equity in Net Income of Affiliates   51       65      46                   162
----------------------------------------------------------             ---------
Other Income (Expense) - Net        104        4       1                   109
----------------------------------------------------------             ---------
Income Before Income Taxes        $ 142    $  54   $  30                 $ 226
==========================================================             =========

                                      Three Months Ended                  Year
                             --------------------------------------      Ended
                                3/31/97  6/30/97  9/30/97 12/31/97     12/31/97
-------------------------------------------------------------------    ---------
Operating Revenues                 $  8     $  9     $ 16     $ 24       $  57
-------------------------------------------------------------------    ---------
Operating Expenses                   15       16       21       41          93
-------------------------------------------------------------------    ---------
Operating Loss                       (7)      (7)      (5)     (17)        (36)
-------------------------------------------------------------------    ---------
Interest Expense                      2        7        8        8          25
-------------------------------------------------------------------    ---------
Equity in Net Income of Affiliates   28       57       58       63         206
-------------------------------------------------------------------    ---------
Other Income (Expense) - Net          4       11       25        7          47
-------------------------------------------------------------------    ---------
Income Before Income Taxes         $ 23     $ 54     $ 70     $ 45       $ 192
===================================================================    =========

SBC Communications Inc.
-------------------------------------------------------------------------------------------
Supplementary Financial and Operating Data (Unaudited)
(Dollars in Millions, Except per Share Amounts)
-------------------------------------------------------------------------------------------
                                                                                   Nine
                                                                                  Months
                                                                                   Ended
                                        3/31/98   6/30/98  9/30/98                9/30/98
-------------------------------------------------------------------              ----------
Analytical and Operating Information

For the period ended:
Access Minutes of Use (000,000)          35,671    37,135   38,063                 110,869
Capital Expenditures                    $ 1,175   $ 1,556  $ 1,460                 $ 4,191
   Capital Expenditures  - Wireline     $ 1,048   $ 1,372  $ 1,334                 $ 3,754
   Capital Expenditures  - Wireless       $ 111     $ 159    $ 110                   $ 380
Dividends Declared Per Share *         $0.23375  $0.23375 $0.23375                $0.70125
Weighted Average Common Shares
   Outstanding (000,000)                  1,957     1,958    1,955                   1,956
Weighted Average Common Shares
   Outstanding With Dilution
   (000,000)                              1,983     1,985    1,980                   1,983
End of Period Common Shares
   Outstanding (000,000)                  1,958     1,957    1,953                   1,953

As of:
Debt Ratio                               56.41%    54.42%   51.42%                  51.42%
Total Employees                         129,000   129,800  129,000                 129,000
Access Lines Served (000)                36,253    36,548   36,944                  36,944
   Residence                             22,740    22,872   23,123                  23,123
   Business                              13,025    13,186   13,329                  13,329
   Other                                    488       490      492                     492
Resold Lines (000)                          632       677      748                     748

Domestic Wireless Operations
--------------------------------------

As of or for the period ended:
   Wireless Customers  (000) **           6,070     6,305    6,467                   6,467
   Net Adds  (000)                          119       235      162                     516
   POPs  (000)                           84,035    84,035   84,035                  84,035

SBC International
--------------------------------------

As of or for the period ended:
   Total customers of
     SBC International's affiliates
        Access Lines  (000)              13,612    14,596   15,019                  15,019
        Wireless (000):
          Subscribers                     5,064     5,895    6,976                   6,976
          Net Adds                          621       831    1,081                   2,533
        Video Subscribers  (000)            654       789      811                     811

   SBC's proportionate interest of
     SBC International's affiliates
        Access Lines  (000)               1,726     1,858    1,937                   1,937
        Wireless (000):
          Subscribers                       532       619      731                     731
          Net Adds                           73        87      112                     272
        Video Subscribers  (000)            265       329      340                     340

* Dividends declared by SBC's Board of Directors; these amounts do not include dividends declared and paid by Southern New England Telecommunications
    Corporation prior to the merger with SBC.
** Includes acquisitions and Houston/Austin customers.
-----------------------------------------------------------------------------

SBC Communications Inc.
------------------------------------------------------------------------------------------
Supplementary Financial and Operating Data (Unaudited)
(Dollars in Millions, Except per Share Amounts)
------------------------------------------------------------------------------------------
                                                                                  Year
                                                                                  Ended
                                        3/31/97   6/30/97  9/30/97  12/31/97     12/31/97
-----------------------------------------------------------------------------    ---------

Analytical and Operating Information

For the period ended:
Access Minutes of Use (000,000)          33,412    34,739   35,451    35,868      139,470
Capital Expenditures                    $ 1,352   $ 1,625  $ 1,484   $ 1,769      $ 6,230
   Capital Expenditures  - Wireline     $ 1,172   $ 1,377  $ 1,275   $ 1,451      $ 5,275
   Capital Expenditures  - Wireless       $ 157     $ 187    $ 173     $ 259        $ 776
Dividends Declared Per Share *         $0.22375  $0.22375 $0.22375  $0.22375     $0.89500
Weighted Average Common Shares
   Outstanding (000,000)                  1,940     1,941    1,945     1,951        1,945
Weighted Average Common Shares
   Outstanding With Dilution
   (000,000)                              1,954     1,956    1,962     1,975        1,962
End of Period Common Shares
   Outstanding (000,000)                  1,940     1,943    1,947     1,954        1,954

As of:
Debt Ratio                               57.38%    60.53%   59.66%    57.07%       57.07%
Total Employees                         122,900   127,800  128,100   128,100      128,100
Access Lines Served (000)                34,481    34,811   35,309    35,727       35,727
   Residence                             21,795    21,908   22,173    22,400       22,400
   Business                              12,209    12,421   12,652    12,841       12,841
   Other                                    477       482      484       486          486
Resold Lines (000)                          120       205      351       533          533

Domestic Wireless Operations
--------------------------------------

As of or for the period ended:
   Wireless Customers  (000) **           5,087     5,382    5,664     5,951        5,951
   Net Adds  (000)                          260       295      282       287        1,124
   POPs  (000)                           58,408    66,315   83,737    84,036       84,036

SBC International ***
--------------------------------------

As of or for the period ended:
   Total customers of
     SBC International's affiliates
        Access Lines  (000)               8,605    12,964   13,310    13,526       13,526
        Wireless (000):
          Subscribers                     2,216     2,746    3,488     4,443        4,443
          Net Adds                          341       530      742       955        2,568
        Video Subscribers  (000)            610       630      663       668          668

   SBC's proportionate interest of
     SBC International's affiliates
        Access Lines  (000)                 853     1,635    1,687     1,713        1,713
        Wireless (000):
          Subscribers                       233       283      355       459          459
          Net Adds                           36        50       72       104          262
        Video Subscribers  (000)            248       255      266       268          268

*    Dividends declared by SBC's Board of Directors; these amounts do not include dividends declared and paid by Southern New England Telecommunications
     Corporation and Pacific Telesis Group prior to their respective mergers with SBC.
**   Includes acquisitions and Houston/Austin customers.
*** 1997 amounts represent SBC's historical interest in current international investments.
------------------------------------------------------------------------------------------